UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 8, 2015

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Form of Restricted Stock Award Agreements

On July 8, 2015, the Board of Directors (the “Board”) of Paycom Software, Inc. (the “Company”) approved and adopted the following new forms of restricted stock award agreements for grants of restricted stock under the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”): (a) a new form of restricted stock award agreement for awards to the chief executive officer of the Company (the “CEO Enterprise RSA”); (b) a new form of restricted stock award agreement for awards to certain executives of the Company (the “Enterprise RSA”); (c) a new form of restricted stock award agreement for awards to certain non-executives of the Company (the “Combination RSA”); (d) a new form of restricted stock award agreement for awards to certain other non-executives of the Company (the “Delayed Combination RSA”); and (e) a new form of restricted stock award agreement for awards to certain sales, information technology and development employees of the Company (the “Time RSA”). The Time RSA, the CEO Enterprise RSA, the Enterprise RSA, the Combination RSA and the Delayed Combination RSA are collectively referred to as the “Restricted Stock Award Agreements.”

Each of the Restricted Stock Award Agreements sets forth the specific vesting conditions, risk of forfeiture and terms regarding delivery of shares of common stock underlying the awards. Under each of the Restricted Stock Award Agreements, one hundred percent (100%) of the shares of restricted stock not previously vested will vest upon a change in control (as defined in the LTIP) if the award is not assumed by the surviving entity, and all shares of restricted stock not previously vested will immediately become vested in full upon a recipient’s termination of service (as defined in the LTIP) as a result of the recipient’s death or total and permanent disability (as defined in the LTIP). Under the Restricted Stock Award Agreements, each recipient will have, with respect to awarded shares of restricted stock, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon.

For purposes of the Restricted Stock Award Agreements, “total enterprise value” is defined as the sum of: (a) the product of (i) the arithmetic average of the volume weighted average price of a share of common stock not subject to vesting or other restrictions on each of the twenty (20) consecutive trading days immediately preceding such date multiplied by (ii) the number of outstanding shares of common stock, less (A) the number of outstanding shares of restricted stock or other awards of shares of common stock without vesting restrictions, in each case, issued after the date of the Restricted Stock Award Agreement (including outstanding shares of common stock resulting from the vesting of such restricted stock), and less (B) the number of shares of common stock issued by the Company after the date of the Restricted Stock Award Agreement in connection with any merger, consolidation, share exchange or other transaction in which, in each case, the Company acquires voting securities of another person or all or any portion of another person’s assets; (b) for each other class or series of equity securities of the Company, if any, the product of (i) the arithmetic average of the volume weighted average price per share for such class or series of such equity securities of the Company on each of the twenty (20) consecutive trading days immediately preceding such date multiplied by (ii) the number of shares of such class or series of such equity securities of the Company, less (A) the number of shares of such class or series of such equity securities issued under the LTIP (or otherwise issued for compensatory purposes) after the date of the Restricted Stock Award Agreement, and less (B) the number of shares of such class or series of such equity securities issued by the Company after the date of the Restricted Stock Award Agreement in connection with any merger, consolidation, share exchange or other transaction in which, in each case, the Company acquires the voting securities of another person or all or any portion of another person’s assets; and (c) the principal amount of the outstanding funded indebtedness less the aggregate amount of cash and cash equivalents of the Company (exclusive of funds held on behalf of clients). Except as otherwise provided above, the Company’s total enterprise value includes outstanding shares of restricted stock and calculates the value of such shares as if there were no vesting or other restrictions.

Restricted Stock Awards

On July 8, 2015, the Board granted restricted stock awards to each of the Company’s executive officers as part of its equity compensation program. The Board granted 140,000 shares of restricted stock to Chad Richison under the LTIP and subject to the terms and conditions of the CEO Enterprise RSA. The Board granted each of Craig E. Boelte, William X. Kerber III, Stacey M. Pezold and Jeffrey D. York 40,000 shares of restricted stock under the LTIP and subject to the terms and conditions of the Enterprise RSA. On July 8, 2015, the Board also granted restricted stock awards to certain other employees of the Company. In the aggregate, the Board granted 742,228 shares of restricted stock to the Company’s executive officers and certain other employees on July 8, 2015.

CEO Enterprise RSA

Under the CEO Enterprise RSA, (a) fifty percent (50%) of the shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $2.65 billion and (b) the remaining fifty percent (50%) of the shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $3.50 billion, provided that the chief executive officer is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The foregoing description of the CEO Enterprise RSA is qualified in its entirety by reference to the full text of the CEO Enterprise RSA, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Under the CEO Enterprise RSA, if the chief executive officer’s employment is terminated by the Company without cause (as defined in his employment agreement), all unvested shares of restricted stock subject to market-based vesting conditions will remain outstanding and eligible for vesting for one (1) year following such termination of employment, and any shares of restricted stock that do not become vested within the one (1) year period immediately following the termination will be immediately forfeited and will cease to be outstanding.

Enterprise RSA

Under the Enterprise RSA, (a) fifty percent (50%) of the shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $2.65 billion and (b) the remaining fifty percent (50%) of the shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $3.50 billion, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The foregoing description of the Enterprise RSA is qualified in its entirety by reference to the full text of the Enterprise RSA, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Combination RSA

Under the Combination RSA, (a) fifty percent (50%) of the shares of restricted stock are subject to time-based vesting conditions (the “Combination Tranche A Shares”) and (b) fifty percent (50%) of the shares of restricted stock are subject to market-based vesting conditions (the “Combination Tranche B Shares”).

For the Combination Tranche A Shares, twenty percent (20%) of such shares of restricted stock will vest on each of the first five (5) anniversaries of the date of grant, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable date. For the Combination Tranche B Shares, (a) fifty percent (50%) of such shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $2.65 billion and (b) the remaining fifty percent (50%) of such shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $3.50 billion, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The foregoing description of the Combination RSA is qualified in its entirety by reference to the full text of the Combination RSA, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Delayed Combination RSA

Under the Delayed Combination RSA, (a) fifty percent (50%) of the shares of restricted stock are subject to time-based vesting conditions (the “Delayed Tranche A Shares”) and (b) fifty percent (50%) of the shares of restricted stock are subject to market-based vesting conditions (the “Delayed Tranche B Shares”).

For the Delayed Tranche A Shares, one-third (1/3rd) of such shares of restricted stock will vest on each of the third, fourth, and fifth anniversaries of the date of grant, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable date. For the Delayed Tranche B Shares, (a) fifty percent (50%) of such shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $2.65 billion and (b) the remaining fifty percent (50%) of such shares of restricted stock will vest on the first date, if any, that the Company reaches a total enterprise value of $3.50 billion, provided that the recipient is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The foregoing description of the Delayed Combination RSA is qualified in its entirety by reference to the full text of the Delayed Combination RSA, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Time RSA

Under the Time RSA, one-third (1/3rd) of the shares of restricted stock will vest on each of the first, second and third anniversaries of the date of grant. The foregoing description of the Time RSA is qualified in its entirety by reference to the full text of the Time RSA, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of CEO Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.2	Form of Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.3	Form of Time and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.4	Form of Time Delayed and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.5	Form of Time-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: July 10, 2015	By:	/s/ Craig E. Boelte
		Name:	Craig E. Boelte
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Form of CEO Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.2	Form of Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.3	Form of Time and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.4	Form of Time Delayed and Market-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.

10.5	Form of Time-Based Vesting Restricted Stock Award Agreement under the Paycom Software, Inc. 2014 Long-Term Incentive Plan.